UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 20, 2005

                                 Homestore, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                       000-26659                95-4438337
(State or other jurisdiction            (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)

                            30700 Russell Ranch Road
                       Westlake Village, California 91362
                    (Address of principal executive offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (805) 557-2300

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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                                TABLE OF CONTENTS
                                -----------------

Item 8.01 Other Events.
-----------------------
Item 9.01 Exhibits.
-------------------
SIGNATURE
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EXHIBIT INDEX
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EXHIBIT 99.1
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Item 8.01 Other Events.
-----------------------

On June 20, 2005, Homestore, Inc. (the "Company") issued a press release announcing that, pursuant to a Delaware Chancery Court judgment, it has advanced approximately $4 million to Peter Tafeen, one of its former officers, for defense costs incurred in litigation related to the Company's previous restatement of financial results. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Exhibits.
-------------------

(c) Exhibits

 99.1 Press release of the Company dated June 20, 2005


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  HOMESTORE, INC.

Date: June 20, 2005                           By: /s/ Michael R. Douglas
                                                  ------------------------------
                                                  Michael R. Douglas
                                                  Executive Vice President and
                                                  General Counsel


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                                  EXHIBIT INDEX

99.1     Press release of the Company dated June 20, 2005